Exhibit 23.1


                          INDEPENDENT AUDITOR'S CONSENT



      We consent to the incorporation by reference in Registration Statement Nos. 333-61771, 333-79531, 333-65948 and 333-65950 of North Valley Bancorp on
Form S-8 of our report, dated January 21, 2004, appearing in this Annual Report on Form 10-K of North Valley Bancorp for the year ended December 31, 2003.


                                          /s/ Perry-Smith LLP
                                          -------------------


Sacramento, California
March 11, 2004





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